CENTRAL SECURITIES CORPORATION

                           SIXTY-NINTH ANNUAL REPORT

                                      1997

                               SIGNS OF THE TIMES

     "We are now living in the midst of the third great revolution in history. When the principle of the lever was applied to make a plow, the agricultural revolution was born, and the power of nomadic tribal chiefs declined. When centuries later, men substituted the power of water, steam, and electricity for animal muscle, the Industrial Revolution was born. Both of these massive changes took centuries to unfold. Each caused a shift in the power structure. Today, the marriage of computers and telecommunications has ushered in the Information Age, which is as different from the Industrial Age as that period was from the Agricultural Age. Information technology has demolished time and distance. Instead of validating Orwell's vision of Big Brother watching the citizen, the third revolution enables the citizen to watch Big Brother. And so the virus of freedom, for which there is no antidote, is spread by electronic networks to the four corners of the earth.

     "History is strewn with wonderful inventions. Most of them were designed to solve specific problems: the wheel to move things, engines to supply power, clocks and compasses to tell time and direction. The inventions that made possible the information revolution were different. They changed the way we solve problems. When Johann Gutenberg pioneered movable type in Europe in 1436, and when Intel designed the integrated circuit in the 1970s, the way we record, store, access, and peruse knowledge made quantum leaps forward and affected not only how we do our jobs, but what we do.

     "These two events were just as important as they sound. Gutenberg broke the monopoly of the monks who copied manuscripts by hand and guarded them jealously. They understood that knowledge was power and sometimes chained books to the shelves. In THE DISCOVERERS, Daniel Boorstin cites a 12th-century manuscript inscription: "This book belongs to the monastery of St. Mary of Robert's Bridge, who ever shall steal it from this house, or mutilate it let him be forever cursed. Amen.' Contrast that mindset with the ability of a researcher anywhere in the world with a computer and a modem to tap into the entire database of the Library of Congress, the BIBLIOTHEQUE DE FRANCE, or the British Library. In today's parlance, this change constitutes a paradigm shift." (Walter B. Wriston, "Bits, Bytes, and Diplomacy," FOREIGN AFFAIRS, September/October 1997.)

     "For good or ill, globalisation has become the economic buzz-word of the 1990s. National economies are undoubtedly becoming steadily more integrated as cross-border flows of trade, investment and financial capital increase.

     "Two forces have been driving these increased flows of goods and money. The first is technology. With the costs of communication and computing falling rapidly, the natural barriers of time and space that separate national markets have been falling too. The cost of a three-minute telephone call between New York and London has fallen from $300 (in 1996 dollars) in 1930 to $1 today. The cost of computer processing power has been falling by an average of 30% a year in real terms over the past couple of decades.

                                     [ 2 ]

                               SIGNS OF THE TIMES

     "The second driving force has been liberalisation. As a result of both the GATT negotiations and unilateral decisions, almost all countries have lowered barriers to foreign trade. Most countries have welcomed international capital as well." (THE ECONOMIST, October 18, 1997.)

     "It is often said that capitalism -- that is, a market economy -- is morally obnoxious because its "trickle-down economics' inevitably creates inequality of income and wealth. Now it is certainly true that "trickle-down economics' has that effect. It is also true, however, that if you want economic growth and greater affluence for all, there is simply no alternative to "trickle-down economics,' which is just another name for growth economics.

     "The world has yet to see a successful version of "trickle-up economics,' an egalitarian society in which the state ensures that the fruits of economic growth are universally and equally shared. The trouble with this idea -- it is, of course, the socialist ideal -- is that it does not produce those fruits in the first place. Economic growth is promoted by entrepreneurs and innovators, whose ambitions, when realized, create inequality. No one with any knowledge of human nature can expect such people not to want to be relatively rich, and if they are too long frustrated they will cease to be productive. Nor can the state substitute for them, because the state simply cannot engage in the "creative destruction' that is an essential aspect of innovation. The state cannot and should not be a risk-taking institution, since it is politically impossible for any state to cope with the inevitable bankruptcies associated with economic risk taking." (Irving Kristol, "Income Inequality Without Class Conflict," THE WALL STREET JOURNAL, December 18, 1997.)

     "Asset prices are inherently volatile, in part because expected returns from real assets can vary for a wide variety of reasons, some of which may be only tangentially related to the state of the economy and monetary policy. Nonetheless, a drop in the prices of existing assets can feed back onto real economic activity, not only by changing incentives to consume and invest, but also by impairing the health of financial intermediaries -- as we experienced in the early 1990s and many Asian countries are learning now. But historically, it has been very rapid asset price declines -- in equity and real estate, especially -- that have held the potential to be a virulently negative force in the economy. I emphasize rapid declines because, in most circumstances, slowly deflating asset prices probably can be absorbed without the marked economic disruptions that frequently accompany sharp corrections. The severe economic contraction of the early 1930s, and the associated persistent declines in product prices, could probably not have occurred apart from the steep asset price deflation that started in 1929." (Alan Greenspan, speaking at the Annual Meeting of the American Economic Association, January 3, 1998.)

                                     [ 3 ]

                         CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the Securities and Exchange Commission under the provisions of the Investment Company Act of 1940.)

                            TEN YEAR HISTORICAL DATA

                                                           Per Share of Common Stock
                                                                                       Distribu-
                                                                                        tions(B)
                                                                                        declared
                                                                          Divi-           from
                              Convertible                                dends(B)      long-term          Net
                               Preference                                declared      investment      realized
                 Total          Stock at        Net         Net          from net       gains or      investment        Unrealized
                  net         liquidation      asset     investment     investment      capital          gains         appreciation
Year            assets         preference      value     income(A)        income        surplus        (losses)       of investments

1987         $ 110,629,270    $ 10,145,300    $ 11.36                                                                  $  15,056,016

1988           118,930,727      10,072,150      11.77       $.16           $.16          $  .92       $ 2,292,807         25,718,033

1989           129,376,703      10,034,925      12.24        .17            .35             .65*          661,161         38,661,339

1990           111,152,013      10,027,050      10.00        .17            .20             .50*       (2,643,394)        25,940,819

1991           131,639,511      10,022,100      11.87        .14            .14             .56*        7,321,233         43,465,583

1992           165,599,864      10,019,000      14.33        .12            .20             .66         8,304,369         70,586,429

1993           218,868,360       9,960,900      17.90        .14            .18            1.42        16,407,909        111,304,454

1994           226,639,144       9,687,575      17.60        .23            .22            1.39        16,339,601        109,278,788

1995           292,547,559       9,488,350      21.74        .31            .33            1.60        20,112,563        162,016,798

1996           356,685,785       9,102,050      25.64        .27            .28            1.37        18,154,136        214,721,981

1997           434,423,053       9,040,850      29.97        .24            .34            2.08        30,133,125        273,760,444

A - Excluding gains or losses realized on sale of investments.

 B - Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

 * Includes a non-taxable return of capital of $.56 in 1989, $.47 in 1990 and $.11 in 1991.

     The Preference and Common Stocks are listed on the American Stock Exchange. On December 31, 1997, the market quotations were as follows:

Convertible Preference Stock, $2.00 Series D.................   94 bid, 104 asked
Common Stock.................................................   29 11/16 low, 30 high and
                                                                        last sale

                                     [ 4 ]

TO THE STOCKHOLDERS OF

     CENTRAL SECURITIES CORPORATION:

     Financial statements for the year 1997, as reported upon by our independent auditors, and other pertinent information are submitted herewith.

     Comparative market values of net assets are as follows:

                                                                        December 31,    December 31,
                                                                            1997            1996
Net assets...........................................................   $434,423,053    $356,685,785
Convertible Preference Stock at liquidation preference...............     (9,040,850)     (9,102,050)
                                                                       --------------   -------------
Net assets applicable to Common Stock................................   $425,382,203    $347,583,735
                                                                       ==============   =============
Net asset coverage per share of Convertible Preference Stock.........   $   1,201.28    $     979.69
Net assets per share of Common Stock.................................          29.97           25.64
Pro forma net assets per share, reflecting conversion of the
  Convertible Preference Stock.......................................          28.14           24.21
     Shares of Convertible Preference Stock outstanding..............        361,634         364,082
     Shares of Common Stock outstanding..............................     14,191,745      13,555,021

     Comparative operating results are as follows:

                                                                          Year 1997       Year 1996
Net investment income................................................    $ 3,965,412     $ 4,252,357
     Number of times Preferred dividend earned.......................            5.5             5.6
     Per share of Common Stock.......................................            .24*            .27*
Net realized gain on sale of investments.............................     30,133,125      18,154,136
Increase in net unrealized appreciation of investments...............     59,038,462      52,705,184
Increase in net assets resulting from operations.....................     93,136,999      75,111,677

* Per-share data are based on the average number of Common shares outstanding during the year and are after recognition of the dividend requirement on the Convertible Preference Stock.

     The Corporation made two distributions to holders of Common Stock in 1997, a cash dividend of $.20 per share paid on June 27 and an optional stock distribution of $2.22 per share, or one share of Common Stock for each 13 shares held, paid on December 19. The Corporation has been advised that of the $2.42 paid in 1997, $.34 represents ordinary income and the balance of $2.08 consists of $1.05 of long and mid-term gains taxable at a maximum rate of 28% and $1.03 of long-term gains taxable at a maximum rate of 20%. For Federal income tax purposes, separate notices have been mailed to stockholders. With

                                     [ 5 ]
respect to state and local taxes, the status of distributions may vary. Stockholders should consult with their tax advisors on this matter.

     In the optional distribution paid in December, the holders of 60% of the outstanding shares of Common Stock elected to receive stock, and 628,801 Common shares were issued. As a result of the 1997 distributions to Common stockholders, the conversion rate of the Series D Preference Stock was increased to 3.439 in accordance with the provisions of the Certificate of Incorporation. During the year, 2,448 shares of Convertible Preference Stock were converted into 7,923 shares of Common Stock.

     The Corporation did not repurchase any of its Common or Preference Stock during 1997. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

     Investors enjoyed another good year in 1997. The two most popular indices, the Standard and Poor's 500 and the Dow Jones Industrials, were up by 33.4% and 24.9%, respectively. Central's net assets increased by 26.1%. Much of Central's increase was attributable to bank and insurance stocks. Our technology stocks, after extraordinary performance over the past few years, did less well in 1997.

     We made relatively few investment changes during the year. Two, however, are of note. We substantially increased our holdings of American Management Systems, which provides consulting, systems integration, and other information technology services to a broad client base in the telecommunications and financial service industries as well as the Federal government and a number of state and local entities. Over the past eighteen months AMS has encountered some problems with two telecommunications contracts, which have adversely affected its operating results. Also, Charles Rossotti, who had been CEO for many years, was appointed head of the Internal Revenue Service. We like his successor, Paul Brands, and think he will provide excellent leadership. Since 1984, when we first became owners, AMS has grown steadily and produced superb results for shareholders. We believe the current problems are transitory as management focuses on monitoring and controlling its operations. In addition, we became First Union Corp. shareholders when it acquired Signet Banking Corp. in November. First Union has been one of the major forces consolidating the banking industry. Its aggressive acquisition prices have had a near-term dilutive effect on earnings, and we believe there may be upside as these acquisitions are digested.

                                     [ 6 ]

     Shown below are Central's ten largest investments, accounting for 55% of net assets.

                                                                       December 31, 1997    Year first
                                                                       Cost        Value     acquired
                                                                          (millions)
Intel Corp.
  (Microprocessors)..............................................      $ 1.0       $37.9       1986
The Bank of New York Company
  (Banking and Processing Services)..............................        8.1        34.7       1993
The Plymouth Rock Company
  (Insurance)....................................................        2.2        31.5       1982
M.A. Hanna Company
  (Specialty Chemicals)..........................................       12.9        25.3       1992
Analog Devices, Inc.
  (Semiconductors)...............................................        2.1        20.5       1987
Household International, Inc.
  (Consumer Finance and Credit Cards)............................        3.4        19.4       1992
W.H. Brady Co.
  (Industrial Labeling Systems)..................................        2.8        18.6       1984
American Management Systems, Inc.
  (Consulting and Systems Integration)...........................       10.6        18.0       1984
Capital One Financial
  (Credit Cards).................................................        5.1        17.6       1994
First Union Corp.
  (Banking)......................................................        4.7        16.6       1994

     Central's investment objective is growth of capital. In pursuing this objective, we invest in growing businesses with good economic fundamentals and shareholder-oriented managements. The character and capability of management is a very important consideration. Our focus is on companies with medium and small market capitalizations. Central uses a long-term approach in making investments, looking out three to five years. Over the past five years, portfolio turnover has averaged less than 15%. Our practice has been to keep a substantial portion of the Corporation's assets in a small number of situations, with the balance invested in a broad, general market portfolio. We believe the risk associated with this approach can be reduced through intimate knowledge of our companies.

     We add new companies when we think we have found good opportunities. There are many patterns for successful investing. For example, companies spending heavily on new products often provide opportunities if their stocks are depressed. In the past few years, situations benefitting from industry consolidations have been rewarding. The declining cost of computing power ("Moore's Law") has also fostered many good investments. We look primarily at individual companies in the context of industrial or economic trends. Sales are

                                     [ 7 ]
made based on business fundamentals, relative valuation, and portfolio balance considerations. Your management believes it can best serve shareholders by buying interests in good businesses at sensible prices and holding for long periods, as opposed to employing a trading philosophy which holds that switches from a fully invested position to substantial cash holdings, and vice versa, should occur according to the general market outlook.

     Perspective is important to successful long-term investing. Not only have equity returns been extraordinary for the past few years, they have also been well above average for the past fifteen. Low inflation, productivity improvements, and international expansion have combined to produce a very good environment for equity investing. The question facing investors who, quite rightly, are interested in the future, is "How long will this benign environment last?" The recent turmoil in many Asian financial markets is an indication that some financial imbalances have developed which must be addressed. Their ultimate severity and effect on our economy and financial markets are uncertain, though we see the environment as a challenging one. Over the past twenty-five years we have witnessed the brutal "bear market" of 1974 as well as the fifteen-year "bull market" since 1982, admittedly with sharp corrections in 1987 and 1990. With this in mind, we are confident that, although market corrections will occur, our approach to investing will continue to provide good long-term returns.

     Shareholders' inquiries are welcome.

                                            CENTRAL SECURITIES CORPORATION

                                                 WILMOT H. KIDD, PRESIDENT

375 Park Avenue
New York, NY 10152
February 4, 1998

                                     [ 8 ]

                          PRINCIPAL PORTFOLIO CHANGES

                         October 1 to December 31, 1997
                   (Common Stock unless specified otherwise)

                                                                      Number of Shares
                                                                                         Held
                                                        Purchased       Sold       December 31, 1997
American Management Systems, Inc.....................     25,000                        925,000
Deltic Timber Corporation............................                   5,714            75,000
First Data Corporation...............................    100,000                        100,000
First Union Corporation..............................    324,500(a)                     324,500
Household International, Inc.........................                   8,000           152,000
IXC Communications Corporation.......................    118,451(b)                     175,356
IXC Communications Corporation 7 1/4% Junior Conv.
  Pfd. Due 2007......................................        187(c)                      10,552
Mutual Risk Management Ltd...........................    133,333(d)                     266,666
Nextel Communications, Inc. Class A..................                  20,000           400,000
Peerless Systems Corporation.........................                   6,129           175,000
Petroleum Geo-Services ASA ADR.......................                  15,000                --
Provident Companies, Inc.............................                  50,000           250,000
Watkins-Johnson Company..............................    149,100                        425,000

(a) Received in exchange for 295,000 shares of Signet Banking Corporation in a merger.

(b) 4,641 of which were received on conversion of 93.11 shares of 10% Cum. Pfd. Stock, and 113,810 of which were received from Grumman Hill Investments, L.P.

(c) Received as a dividend.

(d) Stock split.

                                     [ 9 ]

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1997

ASSETS:
     Investments:
          General portfolio securities at market value
            (cost $122,702,987) (Note 1).............................   $ 361,998,049
          Securities of affiliated companies (cost $16,464,729)
            (Notes 1, 5 and 6).......................................      50,930,111
          Short-term debt securities at cost plus accrued interest...      22,099,266   $ 435,027,426
     Cash and receivables:                                              -------------
          Cash.......................................................          26,967
          Dividends receivable.......................................         184,840
          Prepaid expenses...........................................           4,337         216,144
                                                                         -------------
     Office equipment and leasehold improvements, net................                          17,731
                                                                                         ------------
               Total Assets..........................................                     435,261,301
LIABILITIES:
     Payable for securities purchased................................         481,250
     Accrued expenses and reserves...................................         356,998
                                                                          ------------
               Total Liabilities.....................................                         838,248
                                                                                       ----------------
NET ASSETS...........................................................                   $ 434,423,053
NET ASSETS are represented by:                                                         ================
     $2.00 Series D Convertible Preference Stock
       without par value at liquidation preference,
       $25.00 per share, authorized 750,000 shares;
       issued 361,634 (Note 2).......................................                   $   9,040,850
     Common Stock at par value, $1.00 per share, authorized
       20,000,000 shares; issued 14,191,745 (Note 2).................                      14,191,745
     Surplus:
          Paid-in....................................................   $ 135,207,485
          Undistributed net investment income........................          98,593
          Undistributed net gain on sales of investments.............       2,123,936     137,430,014
                                                                          ------------
     Net unrealized appreciation of investments......................                     273,760,444
                                                                                       ---------------
NET ASSETS...........................................................                   $ 434,423,053
                                                                                       ===============
NET ASSET VALUE PER COMMON SHARE.....................................                      $29.97
                                                                                           ======

                See accompanying notes to financial statements.

                                     [ 10 ]

                            STATEMENT OF OPERATIONS

                      For the year ended December 31, 1997


INVESTMENT INCOME
Income:
     Dividends.........................................................   $  4,041,467
     Interest..........................................................      2,016,364
     Miscellaneous income..............................................         87,500   $  6,145,331
                                                                         -------------   -------------
Expenses:
     Investment research...............................................        613,560
     Administration and operations.....................................        599,369
     Employees' retirement plans.......................................         95,587
     Custodian fees....................................................         71,010
     Franchise and miscellaneous taxes.................................        124,340
     Transfer agent's and registrar's fees and expenses................         48,418
     Rent and utilities................................................        154,895
     Listing, software and sundry fees.................................         86,786
     Legal, auditing and tax fees......................................         82,823
     Stationery, supplies, printing and postage........................         48,006
     Travel and telephone..............................................         38,075
     Directors' fees...................................................         56,200
     Insurance.........................................................         86,266
     Publications and miscellaneous....................................         74,584      2,179,919
                                                                          -------------   -----------
Net investment income..................................................                     3,965,412

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from security transactions...........................     30,133,125
Net increase in unrealized appreciation of investments.................     59,038,462
                                                                         --------------
     Net gain on investments...........................................                    89,171,587
                                                                                        -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................                  $ 93,136,999
                                                                                      ===============

                See accompanying notes to financial statements.

                                     [ 11 ]

                      STATEMENTS OF CHANGES IN NET ASSETS

                     For the years ended December 31, 1997
                             and December 31, 1996

                                                                            1997            1996
FROM OPERATIONS:
     Net investment income...........................................   $  3,965,412    $  4,252,357
     Net realized gain on investments................................     30,133,125      18,154,136
     Net increase in unrealized appreciation of investments..........     59,038,462      52,705,184
                                                                        -------------   -------------
          Increase in net assets resulting from operations...........     93,136,999      75,111,677
DIVIDENDS TO STOCKHOLDERS FROM:                                         --------------   ------------
     Net investment income:
          Preference Stock...........................................       (724,462)       (753,623)
          Common Stock...............................................     (4,601,457)     (3,643,403)
     Net realized gain from investment transactions..................    (28,220,809)    (17,907,647)
                                                                       --------------   --------------
          Decrease in net assets from distributions..................    (33,546,728)    (22,304,673)
                                                                       ---------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
     Distribution to stockholders reinvested in Common Stock.........     18,147,197      11,331,622
     Other capital transactions......................................           (200)           (400)
                                                                        -------------    ------------
          Increase in net assets from capital share transactions.....     18,146,997      11,331,222
                                                                        -------------   --------------
               Total increase in net assets..........................     77,737,268      64,138,226
NET ASSETS:
     Beginning of year...............................................    356,685,785     292,547,559
                                                                       -------------    ------------
     End of year.....................................................   $434,423,053    $356,685,785
                                                                       =============   =============

                See accompanying notes to financial statements.

                                     [ 12 ]

                            STATEMENT OF INVESTMENTS
                               December 31, 1997

                           PORTFOLIO SECURITIES 95.0%
                   STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)

PRIN. AMT.                                                            MARKET
 OR SHARES                                                            VALUE
              BANKING AND FINANCE 20.3%
    600,000   The Bank of New York Company, Inc.................   $ 34,687,500
    325,000   Capital One Financial Corporation.................     17,610,938
    324,500   First Union Corporation...........................     16,630,625
    152,000   Household International, Inc......................     19,399,000
                                                                   ------------
                                                                     88,328,063
                                                                   -------------

              BUILDING PRODUCTS 1.6%
     75,000   Deltic Timber Corporation.........................      2,053,125
    100,000   USG Corporation(a)................................      4,900,000
                                                                   -------------
                                                                      6,953,125
                                                                   --------------
              BUSINESS SERVICES 3.5%
    600,000   The Reynolds and Reynolds Company
                Class A.........................................     11,062,500
    150,000   UniFirst Corporation..............................      4,209,375
                                                                  --------------
                                                                     15,271,875
                                                                   -------------
              CHEMICALS 8.3%
  1,000,000   Hanna (M. A.) Company.............................     25,250,000
    230,000   Martin Color-Fi, Inc.(a)..........................      1,092,500
    100,000   Rohm and Haas Company.............................      9,575,000
                                                                  -------------
                                                                     35,917,500
                                                                  -------------
              COMMUNICATIONS 4.0%
    175,356   IXC Communications Corporation(a).................      5,501,794
     10,552   IXC Communications Corporation 7 1/4%
                Junior Conv. Pfd. Due 2007(a)(b)................      1,543,230
    400,000   Nextel Communications, Inc. Class A(a)............     10,400,000
                                                                  -------------
                                                                     17,445,024
                                                                  -------------

              COMPUTER SOFTWARE & SERVICES 8.4%
    925,000   American Management Systems, Inc.(a)..............     18,037,500
    300,000   Electronic Data Systems Corporation...............     13,181,250
    100,000   First Data Corporation............................      2,925,000
    175,000   Peerless Systems Corporation(a)...................      2,253,125
                                                                  -------------
                                                                     36,396,875
                                                                   ------------

                                     [ 13 ]

PRIN. AMT.                                                            MARKET
 OR SHARES                                                            VALUE
              CONSUMER PRODUCTS AND SERVICES 2.4%
    366,100   Church & Dwight Co., Inc..........................   $ 10,273,681
                                                                   ------------

              ELECTRONICS 19.1%
    740,000   Analog Devices, Inc.(a)...........................     20,488,750
    500,000   The DII Group Incorporated........................     13,625,000
    540,000   Intel Corporation.................................     37,935,000
    425,000   Watkins-Johnson Company(c)........................     11,023,438
                                                                  -------------
                                                                     83,072,188
                                                                  -------------
              ENERGY 3.8%
    300,000   Mercantile International Petroleum Inc.(a)........        168,000
    300,000   Murphy Oil Corporation............................     16,256,250
              Steuart Petroleum Company Warrant to
                Purchase Common Stock(a)(b).....................              0
                                                                  -------------
                                                                     16,424,250
                                                                  --------------
              HEALTH CARE 0.1%
    150,000   MGI Pharma, Inc.(a)...............................        571,875
     70,000   RKS Health Ventures Corporation(a)(b)(c)..........              0
     15,950   RKS Health Ventures Corporation Series A
                Conv. Pfd.(a)(b)(c).............................              0
      9,009   RKS Health Ventures Corporation Series C
                Conv. Pfd.(a)(b)(c).............................              0
                                                                  --------------
                                                                        571,875
                                                                  --------------
              INDUSTRIAL EQUIPMENT 4.3%
    600,000   Brady (W.H.), Inc.................................     18,600,000
                                                                 ---------------
              INSURANCE 15.4%
    120,000   Allmerica Financial Corporation...................      5,992,500
     50,000   Gallagher (Arthur J.) & Co........................      1,721,875
    266,666   Mutual Risk Management Ltd........................      7,983,313
     70,000   The Plymouth Rock Company, Inc.
                Class A(b)(c)...................................     31,500,000
    250,000   Provident Companies, Inc..........................      9,656,250
    170,000   Vesta Insurance Group, Inc........................     10,093,750
                                                                 --------------
                                                                     66,947,688
                                                                 --------------
              LIMITED PARTNERSHIP 0.2%
              Grumman Hill Investments, L.P.(a)(b)..............        713,093
                                                                 ---------------
              METALS AND MINING 1.7%
    300,000   Cyprus Amax Minerals Company......................      4,612,500
    300,000   Morrison Knudsen Corporation(a)...................      2,925,000
                                                                  -------------
                                                                      7,537,500
                                                                  -------------

                                     [ 14 ]

PRIN. AMT.                                                            MARKET
 OR SHARES                                                            VALUE
              TRANSPORTATION 1.9%
    533,757   Transport Corporation of America, Inc.
                Class B(a)(c)...................................   $  8,406,673
                                                                   ------------
              MISCELLANEOUS
      5,000   Southeast Publishing Ventures, Inc.
                Series A Pfd.(a)(b)(c)..........................              0
              Other investments.................................         68,750
                                                                  --------------
                                                                         68,750
                                                                  --------------
                        Total Portfolio Securities..............    412,928,160
                                                                   -------------

              SHORT-TERM DEBT INVESTMENTS 5.1%
$15,234,000   Ford Motor Credit Corp. 5.83%-5.97%
                due 1/05/98-1/20/98.............................     15,256,129
  6,832,000   General Electric Capital Corp.
                5.97%-6.02% due 1/12/98.........................      6,843,137
                                                                  -------------
                        Total Short-Term Investments............     22,099,266
                                                                  -------------
                        Total Investments.......................    435,027,426
                                                                  -------------
                        Liabilities, less cash, receivables and
                          other assets (0.1%)...................       (604,373)
                                                                  --------------
                        Net Assets (100%).......................   $434,423,053
                                                                 ===============

       (a) Non-dividend paying.

       (b) Valued at estimated fair value.

       (c) Affiliate as defined in the Investment Company Act of 1940.

                See accompanying notes to financial statements.

                                     [ 15 ]

                         NOTES TO FINANCIAL STATEMENTS

     1. SIGNIFICANT ACCOUNTING POLICIES -- The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATION -- Securities are valued at the last sale price on December 31, 1997 or, if unavailable, at the closing bid price. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors. These estimated values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. The estimated fair values, also, may differ from the values that would have been used had a liquid market existed, and such differences could be significant.

     FEDERAL INCOME TAXES -- It is the Corporation's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

     OTHER -- Security transactions are accounted for on the date the securities are purchased or sold, and cost of securities sold is identified by specific tax lot. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

     2. PREFERENCE STOCK AND COMMON STOCK -- The Convertible Preference Stock is redeemable at the Corporation's option at $27.50 per share. Dividends are cumulative. Each share is convertible into 3.439 shares of Common Stock and 1,243,659 authorized but unissued Common shares have been reserved for issuance upon conversion. The Corporation issued 7,923 shares of Common Stock upon conversion of shares of Preference Stock in 1997.

     In the optional distribution paid on December 19, 1997, 628,801 Common shares were issued.

     The Corporation did not repurchase any of its Common or Preference Stock in 1997. However, it may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.

                                     [ 16 ]

     3. INVESTMENT TRANSACTIONS -- The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 1997, excluding short-term investments, were $40,919,782 and $43,900,219, respectively.

     As of December 31, 1997, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $280,465,624 and $6,705,180, respectively.

     4. OPERATING EXPENSES -- The aggregate remuneration paid during the year ended December 31, 1997 to officers and directors amounted to $1,129,911, of which $56,200 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. The amount contributed for the year ended December 31, 1997 was $87,837.

     5. AFFILIATES -- The Plymouth Rock Company, Inc., RKS Health Ventures Corporation, Southeast Publishing Ventures, Inc., Transport Corporation of America, Inc. and Watkins-Johnson Company are affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $229,508 from affiliates during the year ended December 31, 1997. Unrealized appreciation related to affiliates increased by $695,180 for the year 1997.

     6. RESTRICTED SECURITIES -- The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 1997 such investments had an aggregate value of $33,756,323, which was equal to 7.8% of the Corporation's net assets. Investments in restricted securities at December 31, 1997, including acquisition dates and cost, were: Grumman Hill Investments, L.P., 9/11/85, $535,857; IXC Communications, Inc., 4/14/97, $1,063,696; The
Plymouth Rock Company, Inc., 12/15/82, $1,500,000 and 6/1/84, $699,986; RKS
Health Ventures Corporation, 12/15/94, $700,000, 7/13/95, $199,375 and 4/3/97,
$100,000; Southeast Publishing Ventures, Inc., 4/5/89, $5,200; and Steuart Petroleum Company, 6/8/93, $52,500. In general, the Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities decreased by $2,724,814 for the year 1997.

                   UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                             Net Realized and
                                                                                Unrealized
                                             Net Investment Income*        Gains on Investments
                              Investment                  Per Common                    Per Common
                               Income*        Amount        Share          Amount         Share
3 Mos. Ended
   3/31/97.................   $1,322,278    $  920,620       $.07       $  8,192,179      $  .60
   6/30/97.................    1,359,731     1,045,989        .08         43,553,795        3.21
   9/30/97.................    1,328,480     1,033,553        .07         50,021,279        3.69
  12/31/97.................    1,410,379       240,786        .02        (12,595,666)       (.93)

* Net of dividends paid on the Convertible Preference Stock.

                                     [ 17 ]

                              FINANCIAL HIGHLIGHTS

                                                1997         1996         1995         1994         1993
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......    $  25.64     $  21.74     $  17.60     $  17.90     $  14.33
Net investment income.....................         .29          .33          .37          .30          .21
Net realized and unrealized gain on
  securities..............................        6.51         5.28         5.76         1.08         5.03
                                              ---------    -------      --------     ---------    --------
       Total from investment operations...        6.80         5.61         6.13         1.38         5.24
Less:
Dividends from net investment income*
     To Preference Stockholders...........         .05          .06          .06          .07          .07
     To Common Stockholders...............         .34          .28          .33          .22          .18
Distributions from capital gains*
     To Common Stockholders...............        2.08         1.37         1.60         1.39         1.42
                                              --------    ---------    ---------     ---------    --------
       Total distributions................        2.47         1.71         1.99         1.68         1.67
                                             ---------    ---------    ----------    ---------    ---------
Net asset value, end of period............    $  29.97     $  25.64     $  21.74     $  17.60     $  17.90
Per share market value, end of               ==========   =========    ==========   =========    =========
  period..................................    $  29.69     $  24.13     $  20.88     $  15.75     $  15.50
TOTAL INVESTMENT RETURN,
  MARKET(%)...............................       35.60        22.35        45.65        12.30        47.68
TOTAL INVESTMENT RETURN,
  NAV(%)..................................       26.08        25.97        34.59         8.62        36.66
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period(000)............    $434,423     $356,686     $292,548     $226,639     $218,868
Ratio of expenses to average net
  assets(%)...............................         .53          .55          .62          .65          .77
Ratio of net investment income to average
  net assets(%)...........................         .97         1.32         1.69         1.51         1.17
Portfolio turnover rate(%)................       10.92         9.89         8.27        11.73        15.14
Average commission rate paid
  ((cents) per share).....................        6.88         6.76         6.89         7.11

* Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.

                                     [ 18 ]

                          INDEPENDENT AUDITORS' REPORT

   TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
     CENTRAL SECURITIES CORPORATION

        We have audited the accompanying statement of assets and liabilities and the statement of investments of Central Securities Corporation as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

        Also, in our opinion, the information set forth for each of the years in the ten-year and two-year periods ended December 31, 1997 in the tables appearing on pages 4 and 5 is fairly stated in all material respects in relation to the financial statements from which it has been derived.

                                              KPMG PEAT MARWICK LLP

   New York, NY
   January 23, 1998

                                     [ 19 ]

                               BOARD OF DIRECTORS



DONALD G. CALDER                     DUDLEY D. JOHNSON
    President                            President
    G. L. Ohrstrom & Co., Inc.           Young & Franklin Inc.
    New York, NY                         Liverpool, NY

JAY R. INGLIS                        WILMOT H. KIDD
    Executive Vice President             President
    Holt Corporation
    New York, NY


                             C. CARTER WALKER, JR.
                                 Washington, CT

                              GARDINER S. ROBINSON
                               Director Emeritus

                                    OFFICERS

                    WILMOT H. KIDD, President
                    CHARLES N. EDGERTON, Vice President and
                    Treasurer
                    KAREN E. RILEY, Secretary

                                     OFFICE

                      375 Park Avenue, New York, NY 10152
                                  212-688-3011
                           www.centralsecurities.com

                    CUSTODIAN

                         The Chase Manhattan Bank, N.A.
                      4 New York Plaza, New York, NY 10004

                          TRANSFER AGENT AND REGISTRAR

                    First Chicago Trust Company of New York
                   P.O. Box 2500, Jersey City, NJ 07303-2500

                    INDEPENDENT AUDITORS

                             KPMG Peat Marwick LLP
                      345 Park Avenue, New York, NY 10154

                                     [ 20 ]